Income tax	12 Months Ended
Dec. 31, 2022
Major components of tax expense (income) [abstract]
Income tax

9	Income tax

	2022 € '000s	2021 € '000s	2020 € '000s
The following income taxes are recognized in profit or loss:
Current tax expense
Current year	27,749	9,389	13,041
Changes in estimates related to prior years	37	(189)	23
Foreign exchange adjustment	642	23	(8)
Deferred tax credit
Origination and reversal of temporary differences	4,255	21,797	(9,580)
Origination of changes in tax rates	66	(64)	—
Changes in estimates related to prior years	—	105	—
Recognition of previously unrecognized deferred tax assets	(134)	(34,938)	—
Foreign exchange adjustment	270	47	(2)
Release of deferred tax arising on business combinations	(4,256)	(6,901)	(3,188)
Dividend tax expense	5,611	761	143
Income tax expense/(benefit) reported in profit or loss	34,240	(9,970)	429
The applicable tax rate for the effective tax reconciliation is taken from the Company’s domestic tax rate at 0% (2021: 0%) (2020: 0%).

	2022 € '000s	2021 € '000s	2020 € '000s
Profit before taxation	216,509	225,908	149,646
At Super Group's statutory tax rate	—	—	—
Tax expense/(benefit) at statutory rate
Rate differential between local and Group rates	33,827	20,581	3,617
Release of deferred tax arising on business combinations	(4,256)	(6,901)	(3,188)
Release/(recognition) of deferred tax arising on assessed loss	4,669	(23,650)	—
Expense reported in the Consolidated Statement of Profit or Loss and Other Comprehensive Income	34,240	(9,970)	429

	2022 € '000s	2021 € '000s
Reconciliation of deferred tax assets, net:
Net deferred tax assets as of January 1	14,860	4,523
Net additions from business combinations	—	(9,672)
Recognized within income tax expense	(201)	19,954
Foreign currency translation adjustment	(72)	55
Net deferred tax assets as of December 31	14,587	14,860

9	Income tax (continued)

	2022 € '000s	2021 € '000s
The deferred tax assets and liabilities relate to the following items:
Taxes arising on acquired intangible assets	(6,483)	(10,740)
Intangible assets	—	10
Trade and other payables	(644)	6,417
Tax loss carried forward	15,747	20,416
RSUs	1,413	—
Other assets and prepayments	4,553	(1,244)
Reflected in the Consolidated Statement of Financial Position:
Deferred tax assets	23,294	24,108
Deferred tax liabilities	(8,707)	(9,248)
The Group has tax losses that arose in Betway Limited of €42.2 million (2021: €57.4 million), (2020: €84.5 million) that are available for offsetting against future taxable profits of the companies in which the losses arose. The Group has concluded that the deferred tax assets will be recoverable using the estimated future taxable income based on the approved business plans and budgets for the subsidiary. The subsidiary is expected to generate taxable income from 2024 onwards. The losses can be carried forward indefinitely and have no expiry date.
Deferred tax assets of €10.5 million (2021: €7.0 million) have not been recognized in various subsidiaries across different jurisdictions for their assessed losses as they may not be used to offset taxable profits elsewhere in the Group. These have arisen in subsidiaries that have been loss-making for some time, and there are no other tax planning opportunities or other evidence of recoverability in the near future. The largest portion arises out of The Rangers Limited where the losses can be carried forward indefinitely and have no expiry date.
On 8 October 2021, an agreement was reached for an international tax reform ("OECD Agreement"). Amongst other things, the OECD Agreement proposes a reallocation of a proportion of tax to market jurisdictions and seeks to apply a global minimum effective tax rate of 15%. The OECD Agreement is likely to cause changes in corporate tax rates in a number of countries in the next few years. The impact of these changes to the Group's tax assets and liabilities depends on the nature and timing of the legislative changes in each country.